UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 7, 2011 (February 1, 2011)

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34757 (Commission File No.)	27-2166630 (IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711 (Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2011, John T. Wilson, Senior Vice President, Secretary and General Counsel of Spectrum Brands Holdings, Inc. (the “Company”) resigned as the Company’s Secretary and General Counsel.  As previously disclosed, the relocation of the Company’s headquarters from Atlanta, Georgia to Madison, Wisconsin created an event of “good reason” under Mr. Wilson’s severance agreement giving him the right to elect to terminate his employment.  Pursuant to the terms of Mr. Wilson’s retention agreement, Mr. Wilson is expected to continue to serve as a Senior Vice President of the Company until March 2, 2011.

Effective February 1, 2011, Nathan Fagre was appointed as General Counsel and Secretary of the Company, to hold office until the earlier of his resignation or removal.  Prior to being appointed General Counsel and Secretary of the Company, Mr. Fagre served as Senior Vice President, General Counsel and Secretary of ValueVision Media, Inc., an electronic retailer operating under the ShopNBC brand, from May 2000.  Prior to that, Mr. Fagre worked for Occidental Petroleum Corporation in California as Senior Vice President and General Counsel of the Oil & Gas operating division from 1996-2000 and Vice President and Deputy General Counsel of the International Exploration and Production division from 1995-1996. Previously, Mr. Fagre served as an attorney with Gibson, Dunn & Crutcher in Washington, D.C and Sullivan & Cromwell in New York City.  Mr. Fagre graduated with a bachelor’s degree from Harvard College in 1977, received a master of philosophy (M. Phil.) degree in international relations from Oxford University in 1979, and received a J.D. from Harvard Law School in 1982.  He served as a law clerk for Judge Cecil Poole of the U.S. Ninth Circuit Court of Appeals from 1982-1983.

Item 8.01.	Other Events.

On February 7, 2011, the Company issued a press release announcing Mr. Wilson’s resignation as Company’s Secretary and General Counsel and the appointment of Mr. Fagre as General Counsel and Secretary of the Company. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  February 7, 2011